UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2026

HUBSPOT, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36680	20-2632791
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Canal Park, Cambridge, Massachusetts	02141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 482-7768

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per share	HUBS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Executive Officer

On November 12, 2026, HubSpot, Inc. (the “Company”) announced that Yamini Rangan has stepped down as President and Chief Executive Officer (“CEO”) and has resigned as a member of the Company’s Board of Directors (the “Board”) effective as of November 12, 2026 (the “Effective Date”). Ms. Rangan will remain an employee until December 1, 2026, to ensure a smooth transition. In connection therewith, the Board reduced the authorized number of directors from eleven to ten, effective as of the Effective Date. On November 12, 2026, the Board appointed Brian Halligan, the Company’s co-founder and a member of the Board, as President and CEO of the Company, effective as of the Effective Date. Mr. Halligan will continue to serve as a member of the Board.

Mr. Halligan, 59, co-founded the Company in 2005 and has served as a director since its founding. He previously served as the Company’s Chief Executive Officer from 2005 until September 2021. Mr. Halligan also served as Executive Chairperson of the Board from September 2021 to May 2025. Prior to founding the Company, Mr. Halligan worked as the vice president of sales of Groove Networks, which was later acquired by Microsoft Corporation, and prior to that, as the vice president of sales at PTC Inc. Mr. Halligan served on the board of directors of Fleetmatics Group, a global provider of fleet management solutions, until its acquisition by Verizon Communications Inc. in November 2016. In October 2022, he co-founded Propeller Ventures, a climate-focused tech venture capital firm. Mr. Halligan has also served as a senior advisor for Sequoia Capital Operations, LLC, a venture capital firm, since May 2024.

The Company has not yet finalized Mr. Halligan’s compensatory arrangements in connection with his appointment as CEO. The Company will disclose the material terms of such arrangements by amendment to this Current Report on Form 8-K after they have been determined and approved. Mr. Halligan has entered into the Company’s standard form of indemnification agreement for its directors and officers, and will be eligible to participate in the benefit programs generally available to senior executives of the Company.

Except for the arrangements described in this Current Report on Form 8-K, there are no existing or currently proposed transactions, arrangements or understandings between Mr. Halligan and the Company or any other persons pursuant to which he was appointed as President and CEO. There are no family relationships among any of the Company’s directors or executive officers and Mr. Halligan. Mr. Halligan is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In addition, on November 12, 2026, the Company and Ms. Rangan entered into an Executive Separation Agreement and General Release of Claims (the “Separation Agreement”). Pursuant to the Separation Agreement, and subject to Ms. Rangan’s execution and non-revocation of a general release of claims and continued compliance with her restrictive covenant obligations, Ms. Rangan will receive the severance benefits provided to her under the terms and conditions of the Company’s Executive Severance Plan, as amended (the “Executive Severance Plan”). The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Appointment of Chief Financial Officer

On November 12, 2026, Kate Bueker, the Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer (collectively, the “CFO”) of the Company, notified the Company of her decision to retire as CFO, effective as of February 11, 2027 (the “Transition Date”). Ms. Bueker’s decision to retire is not the result of any disagreement with the Company on any matter relating to the Company’s financial statements, internal control over financial reporting, operations, policies or practices.

On November 12, 2026, the Company announced that Karen Burgess, 49, has been appointed to succeed Ms. Bueker as CFO, effective as of the Transition Date. Ms. Burgess will begin employment on November 30, 2026, and from that date until the Transition Date, Ms. Burgess will serve as Executive Vice President, Finance (CFO Designate), reporting to the CEO. Ms. Burgess has served in several roles at Adobe, Inc. (NASDAQ: ADBE) since May 2002, where she most recently served as Senior Vice President and Chief Financial Officer of the Creativity & Productivity business unit since December 2023, as Chief Financial Officer and Vice President of the Digital Media Business Unit from December 2022 to December 2023, and as Vice President, Corporate Finance from August 2021 to April 2023. Ms. Burgess holds a Bachelor of Commerce degree from Dalhousie University.

In connection with her appointment, Ms. Burgess will be a full-time employee of the Company and will receive an annual base salary of $535,000. Ms. Burgess will also be granted a one-time cash signing bonus of $500,000. Ms. Burgess will be eligible to participate in the Company’s Amended and Restated Cash Incentive Bonus Plan (the “Bonus Plan”) beginning in fiscal year 2026, prorated based on her start date. Her target bonus under the Bonus Plan will be 75% of her base salary, assuming 100% attainment of Company performance. In addition, Ms. Burgess will be eligible to participate in the Executive Severance Plan. Ms. Burgess will also be granted the following equity awards under the Company’s 2024 Stock Option and Incentive Plan, as amended: (i) on December 1, 2026 (the “First Grant Date”), Ms. Burgess will receive an initial equity award of restricted stock units (“RSUs”) valued at $2,500,000, which shall vest over two years commencing on the First Grant Date, with 25% vesting on the six month anniversary of the First Grant Date and the remaining 75% vesting in equal quarterly increments thereafter; and (ii) on March 1, 2027 (the “Second Grant Date”), Ms. Burgess will receive an RSU award valued at $8,500,000, which shall vest over three years commencing on the Second Grant Date, with 16.67% vesting on the six month anniversary of the Second Grant Date and the remaining 83.33% vesting in equal quarterly increments thereafter, in each case subject to Ms. Burgess’s continued service relationship with the Company on such vesting dates.

Ms. Burgess will also enter into the Company’s standard form of indemnification agreement for its directors and officers, effective as of the Transition Date, and will be eligible to participate in the benefit programs generally available to senior executives of the Company.

Except for the arrangements described in this Current Report on Form 8-K, there are no existing or currently proposed transactions, arrangements or understandings between Ms. Burgess and the Company or any other persons pursuant to which she was appointed as CFO. There are no family relationships among any of the Company’s directors or executive officers and Ms. Burgess. Ms. Burgess is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Bueker will continue to serve as the CFO through the Transition Date. On November 12, 2026, the Company and Ms. Bueker entered into a Transition Agreement (the “Transition Agreement”), pursuant to which, on the Transition Date, Ms. Bueker will transition into an advisory role until December 31, 2027 (the “Separation Date,” and the period between the Transition Date and the Separation Date, the “Transition Period”). During the Transition Period, Ms. Bueker will remain an employee of the Company and will (i) continue to receive her regular base salary, less applicable withholdings and taxes, (ii) be entitled to the continued vesting of all outstanding equity awards through the Separation Date, and (iii) continue to participate in the Company’s medical insurance, life insurance, disability, retirement and other benefit plans. Ms. Bueker will remain eligible to receive a bonus payment for the second half of fiscal year 2026 and will not be eligible to receive an annual bonus for fiscal year 2027.

The foregoing description of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transition Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On November 12, 2026, the Company issued a press release announcing the leadership transitions and reaffirming its financial guidance for the fourth quarter and full year 2026 that it provided on November 4, 2026 in its third quarter earnings results press release. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1. The information in the press release attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

This Current Report on Form 8-K and the accompanying Exhibit 99.1 contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s leadership transition, statements regarding management’s expectations of future financial and operational performance, expected growth and business outlook, including the Company’s financial guidance for the fourth fiscal quarter of and full year 2026; statements regarding the Company’s positioning for future growth and market leadership; statements regarding the strength of the Company’s agentic customer platform; and statements regarding expected market trends, future priorities and related investments, and market opportunities, including the adoption, performance and impact of changes to the Company’s pricing, packaging and go-to-market strategies. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this Current Report on Form 8-K and the accompanying Exhibit 99.1 that are not historical facts and statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning. These forward-looking statements reflect the Company’s current views about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to the Company and on assumptions it has made. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond the Company’s control including, without limitation, risks associated with the Company’s ability to retain existing customers and add new customers; the continued growth of the market for a customer platform; the Company’s ability to develop new products and technologies and differentiate the Company’s platform from competing products and technologies, including artificial intelligence and machine learning technologies; the Company’s ability to execute its leadership transition; and other risks set forth under the caption “Risk Factors” in the Company’s U.S. Securities and Exchange Commission filings, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2026. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1*	Separation Agreement, dated November 12, 2026, by and between Yamini Rangan and HubSpot, Inc.

10.2*	Transition Agreement, dated November 12, 2026, by and between Kate Bueker and HubSpot, Inc.

99.1	Press Release of HubSpot, Inc., dated November 12, 2026, furnished herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Indicates a management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HubSpot, Inc.

November 12, 2026	By:	/s/ Kate Bueker
Name: Kate Bueker
Title: Chief Financial Officer